                                                                    Exhibit 10.1

                                    [FORM OF]
                             PRUDENTIAL SAVINGS BANK
                            ENDORSEMENT SPLIT DOLLAR
                               INSURANCE AGREEMENT

THIS ENDORSEMENT SPLIT DOLLAR INSURANCE AGREEMENT (the "Agreement") is made as of the 1st day of January, 2006, by and between PRUDENTIAL SAVINGS BANK, a state bank (the "Bank"), located at 1834 West Oregon Avenue, Philadelphia, PA 19145, and __________, an employee of the Bank (the "Employee").

                                    RECITALS:

         In consideration of the faithful performance of services by the Employee as an employee of the Bank, the Bank wishes to benefit the Employee by entering into a split-dollar life insurance arrangement in accordance with the terms and conditions set forth herein.

         NOW, THEREFORE, the parties mutually agree as follows:

         1. GENERAL. This Agreement describes the terms and conditions of a split dollar arrangement between the Bank and the Employee relating to that certain life insurance policy issued by _________________________________________, with a policy number of ________ on the life of the Employee in the initial face amount of $________ (hereinafter collectively referred to as "Policy" or "Policies").

         2. ACQUISITION OF POLICY; PAYMENT OF PREMIUMS. The parties shall cooperate in applying for and obtaining the Policy. The Policy shall be issued to the Bank as the sole and exclusive owner of the Policy, subject to an endorsement in favor of the Employee as hereinafter provided. The Bank shall pay all of the net premiums due on the Policy and shall be solely responsible for the calculation of the economic benefit to the Employee resulting from its payment of such premiums.

         3. ENDORSEMENT.

            (a) Upon issuance of the Policy, the Bank and the Employee shall execute, in form acceptable to the parties and to the Insurer, an endorsement to the Policy in favor of the Employee (the "Endorsement Plan"). The Endorsement Plan shall give the Employee the right, upon the Employee's death while this Agreement is in force, to designate the beneficiary (the "Beneficiary") of a specified amount of proceeds from the Policy in excess of the Policy's cash surrender value (the "Endorsement Amount"). In no event shall the Endorsement Amount exceed the endorsement portion as provided for in Section II of the Employee's applicable Beneficiary Designation and Limited Assignment of Rights. As between the parties hereto, in the event of any conflict between the terms of the Endorsement Plan and this Agreement, the terms of this Agreement shall prevail.


            (b) In no event shall the Endorsement Plan grant to the Employee the right to surrender the Policy or borrow against the cash surrender value of the Policy or any other right or power constituting an incident of ownership in the Policy. Except for the rights granted to the Employee in the Endorsement Plan, the Employer shall have all of the rights of the owner under the Policy and shall be entitled to exercise all of such rights, options and privileges without the consent of the Employee. Without limiting the generality of the foregoing, the Employee understands and agrees that the cash surrender value of the Policy shall at all times be the property of the Employer.

         4. DEATH OF THE EMPLOYEE. In the event of the Employee's death while this Agreement is in force, the Bank and the Beneficiary shall take steps to collect the proceeds of the Policy by submitting the proper claim forms to the Insurer. That portion of the proceeds of the Policy equal to the Endorsement Amount shall be paid directly to the Beneficiary. That portion of the proceeds of the Policy in excess of the Endorsement Amount shall be paid to the beneficiary designated by the Bank.

         5. TERMINATION OF AGREEMENT.

            (a) Subject to fulfillment of the obligations arising upon termination hereinafter set forth, this Agreement shall terminate on the first to occur of the following events (each referred to herein as a "Termination Event"):

                (i) delivery of written notice of termination of this Agreement by the Bank to the Employee;

                (ii) delivery of written notice of termination of this Agreement by the Employee to the Bank; or

                (iii) at the election of the Bank upon termination of the Employee's service as a Employee of the Bank for any reason by either the Bank or the Employee.

            (b) Within thirty (30) business days following a Termination Event, the Bank, in its sole discretion, may surrender the Policy and collect its cash surrender value;

            (c) At any time following a Termination Event, the Bank may, without notice to the Employee and without the Employee's consent, cancel the Endorsement Plan. In addition, the Employee shall cooperate in effecting any full or partial policy surrender or policy loan requested by the Bank in connection with the Bank's exercise of any option described under subparagraph (b) above.

         6. PROVISIONS REGARDING THE INSURER. The parties acknowledge and agree as follows:

            (a) The Insurer shall be bound only by the provisions of the Policy and any endorsement thereto.

            (b) Any payment made or actions taken by the Insurer in accordance with the provisions of the Policy and any endorsement thereto shall fully discharge the Insurer from all claims, suits and demands of all persons whatsoever.

            (c) The Insurer shall not be deemed a party to, or to have notice of, this Agreement or the provisions hereof and shall have no obligation to see to the performance of the obligations of the parties hereunder.

         7. DISABILITY WAIVER OF PREMIUMS. The parties may, by mutual agreement, add an agreement or rider to the Policy providing for the waiver of premiums in the event of the insured's disability. Any additional premium attributable to such agreement or rider shall be payable by the Employee or in such other manner as the parties agree.

         8. AMENDMENT. This Agreement may be altered, amended or modified, including the addition of any extra policy provisions, but only by a written instrument signed by all of the parties.

         9. NOTICE PROVISION. Each notice and other communication hereunder shall be in writing and shall be delivered or mailed by registered mail, return receipt requested, and shall be deemed to have been given on the date of its delivery, if delivered, and on the fifth full business day following the date of the mailing if mailed to each of the parties thereto at the following respective addresses or such other address as may be specified in any notice delivered or mailed as above provided:

            (a) If to the Bank to:

                Prudential Savings Bank
                1834 W. Oregon Avenue
                Philadelphia, PA 19145
                Attention: Joe Corrato

            (b) If to the Employee:

                To the address on record with the Payroll Department of the Bank.

         10. ASSIGNMENT. A party may assign such party's interests and obligations under this Agreement at any time subject to the terms and conditions of this Agreement.

         11. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to any principles of conflicts of law of such State.

         12. ENTIRE AGREEMENT. This Agreement sets forth the entire agreement of the parties with respect to the subject matter hereof. Any and all prior agreements or understandings with respect to such matters are hereby superseded.

         13. STATUS OF PLAN UNDER ERISA. The parties acknowledge and agree (a) that the split dollar arrangement described in this Agreement is an "employee welfare benefit plan" with the meaning of Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"); (b) that the Employee participated in the negotiation of such arrangement and had significant influence on its design; and (c) that as a result, the arrangement is intended to qualify as a plan maintained primarily for purposes of providing benefits for a select group of management and highly compensated employees within the meaning of Labor Regulations Section 2520.104-24.

         14. ERISA PROVISIONS. The following provisions are intended to meet the requirements of ERISA and shall be interpreted in a manner consistent therewith:

             (a) NAMED FIDUCIARY. The "Named Fiduciary" is the Bank.

             (b) CLAIMS PROCEDURE. Any person claiming a benefit under the
                 Agreement (a "Claimant") shall present the claim, in writing, to the Bank, and the Bank shall respond in writing. If the claim is denied, the written notice of denial shall state, in a manner calculated to be understood by the Claimant:

                 (i) The specific reason or reasons for denial, with specific references to the Agreement provisions on which the denial is based;

                 (ii) A description of any additional material or information necessary for the Claimant to perfect his, her or its claim and an explanation of why such material or information is necessary; and

                 (iii) An explanation of the Agreement's claims review
                       procedure.

         Upon receipt of any written claim for benefits, the Bank shall be notified and shall give due consideration to the claim presented. If any Claimant claims to be entitled to benefits under the Agreement and the Bank determines that the claim should be denied in whole or in part, the Bank shall, in writing notify such claimant within ninety (90) days of receipt of the claim that the claim has been denied. The Bank may extend the period of time for making a determination with respect to any claim for a period of up to ninety
(90) days, provided that the Bank determines that such an extension is necessary because of special circumstances and notifies the claimant, prior to the expiration of the initial ninety (90) day period, of the circumstances requiring the extension of time and the date by which the Plan expects to render a decision.

         Any Claimant whose claim is denied, or deemed to be denied under the preceding sentence, or such Claimant's authorized representative, may, within sixty (60) days after the Claimant's receipt of notice of the denial, or after the date of the deemed denial, request a review of the denial by notice given, in writing, to the Bank. Upon such a request for review, the claim shall be reviewed by the Bank (or its designated representative). In connection with the review, the Claimant may have representation, may examine pertinent documents, and may submit issues and comments in writing.

         Upon receipt of an appeal the Bank shall promptly take action to give due consideration to the appeal. Such consideration may include a hearing of the parties involved, if the Bank feels such a hearing is necessary. In preparing for this appeal the Claimant shall be given the right to review pertinent documents and the right to submit in writing a statement of issues and comments. After consideration of the merits of the appeal the Bank shall issue a written decision which shall be binding on all parties subject to arbitration below. The decision shall specifically state its reasons and pertinent Plan provisions on which it relies. The Bank's decision shall be issued within sixty (60) days after the appeal is filed, except that the Bank may extend the period of time for making a determination with respect to any claim for a period of up to sixty
(60) days, provided that the Bank determines that such an extension is necessary because of special circumstances and notifies the Claimant, prior to the expiration of the initial sixty (60) day period, of the circumstances requiring the extension of time and the date by which the Plan expects to render a decision.

         The Bank may designate any other person of its choosing to make any determination otherwise required under this Article. Any person so designated shall have the same authority and discretion granted to the Bank hereunder.

         A claimant whose appeal has been denied under this Section 14 shall have the right to submit said claim to final and binding arbitration pursuant to the rules of the American Arbitration Association in the state of Governing Law as provided for in Section 11 herein above. Any such requests for arbitration must be filed by written demand to the American Arbitration Association within sixty (60) days after receipt of the decision regarding the appeal. The costs and expenses of arbitration, including the fees of the arbitrators, shall be borne by the losing party. The prevailing party shall recover as expenses all reasonable attorneys' fees incurred by it in connection with the arbitration proceeding or any appeals therefrom.

         If a Claimant brings a lawsuit for benefits hereunder, to enforce any right hereunder or for other relief arising out of the terms of the Plan, the costs and expenses of litigation by any party shall be borne by the losing party. The prevailing party shall recover as expenses all reasonable attorney's fees incurred by it in connection with the proceedings or any appeals therefrom.




         IN WlTNESS WHEREOF, the parties have signed this Agreement as of the day and year first above written.

                                    EMPLOYER:

                                    PRUDENTIAL SAVINGS BANK

                                    By:
                                        ----------------------------------------
                                    Title:
                                           -------------------------------------

                                    EMPLOYEE:

                                    Signature:
                                                 -------------------------------

                                    --------------------------------------------
                                    Name of Employee

                             PRUDENTIAL SAVINGS BANK
                          ENDORSEMENT SPLIT DOLLAR PLAN
            BENEFICIARY DESIGNATION AND LIMITED ASSIGNMENT OF RIGHTS

OWNER:   PRUDENTIAL SAVINGS BANK, and its successors and assigns
         -------------------------------------------------------
         (EMPLOYER)

ENDORSEE:                        , and his/her successors and assigns (Employee)
          -----------------------------------------------------------

INSURER:
         -----------------------------------------------------

POLICY No.:
                  ------------------

INSURED:                    (Employee)
         ------------------

In consideration of the PRUDENTIAL SAVINGS BANK Endorsement Split Dollar Life Insurance Agreement (the "Agreement") entered into between the above named Owner and Endorsee, Owner and Endorsee agree as follows:

The above numbered Policy is subject to an Endorsement Split Dollar Plan Beneficiary Designation and Limited Assignment of Rights (the "Endorsement Plan") as referenced in the Agreement and specified herein, and shall be subject to all terms and conditions of the Policy and to all liens, if any, which the Insurer may have against the Policy.

         I.       PURPOSE:

                  This Endorsement Plan grants the Endorsee a right to name a beneficiary of death proceeds, in an amount specified below, and does not give the Endorsee any other rights.

         II.      BENEFICIARIES:

                  Endorsee's beneficiary designated for a fixed amount; Owner designated for the remaining proceeds.

                  (a) The Insured's designated beneficiary(ies), shall be entitled to an aggregate amount, derived from all Policies subject to the Agreement, equal to [2 - JOSEPH CORRATO AND DAVID KRAUTER] [1 - THOMAS VENTO] times the Employee's base salary, determined as of the date of death. The aforementioned amount shall be derived from the cumulative net amount at risk insurance portion of death benefit proceeds from all Employer owned life insurance policy(ies) on the life of the Endorsee, subject to the above referenced Agreement. In no event shall the Endorsee's distributable benefit exceed [2 - JOSEPH CORRATO AND DAVID KRAUTER] [1 - THOMAS VENTO] times the Employee's base salary determined as of the date death.

                  (b) In the event that the net amount at risk insurance portion of the proceeds is not sufficient to fully cover the amount defined in Paragraph II(a) above, the Insured's beneficiary(ies) shall only be entitled to the remaining net amount at risk insurance portion which does exist in the Policy. The net amount at risk insurance portion is the total death benefit proceeds less the cash value of the Policy.

                  (c) The Bank shall be entitled to the remainder of such death benefit proceeds.

         III      AGREEMENT:

                  The undersigned hereby agree that the Insurer may rely on the Owner's written statement of the amount due to be paid to the beneficiaries upon the death of the Insured. Upon payment of the death proceeds based on such statement, the Insurer shall be fully released under the Policy and the respective beneficiaries shall indemnify the Insurer to that effect. If the Insurer is made, or elects to become, a party to any litigation concerning the proper apportionment of the net death proceeds, the Insurer's litigation expenses, including attorney fees, shall be deducted from the net death proceeds. This Endorsement Plan shall be binding upon the parties and their successors, heirs, assigns, devisees, personal representatives and other legal representatives. The Insurer will not be liable for any action it takes before this Endorsement Plan is received and acknowledged at the Insurer's Home Office. In the event of any conflict between this Endorsement Plan and the terms in the Agreement, the Agreement shall prevail.

         IV       ENDORSEE'S DESIGNATION OF BENEFICIARY:

                  The Endorsee, subject to the rights of the Owner as stated above and in the Agreement, designates the following as the primary and contingent beneficiaries of the proceeds described in Section II above. The beneficiaries designated by the Endorsee are revocable and the identity of the Beneficiaries may be changed upon Endorsee's signature alone.

Primary Beneficiary(ies) are:


FULL NAME   RELATIONSHIP TO INSURED   DATE OF BIRTH   SOCIAL SECURITY #    % OF BENEFITS
---------   -----------------------   -------------   -----------------    -------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------



If no primary beneficiary survives the Insured, CONTINGENT BENEFICIARY(IES) are:


FULL NAME   RELATIONSHIP TO INSURED   DATE OF BIRTH   SOCIAL SECURITY #    % OF BENEFITS
---------   -----------------------   -------------   -----------------    -------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------



If there is no living beneficiary at the death of the Insured, then the proceeds described in Section II will be paid to Endorsee or Endorsee's estate.


Signed this                 day of                            , 2006
            ---------------        ---------------------------

If signing for an entity, the undersigned represents that s/he has the authority to bind the entity.


Prudential Savings Bank
---------------------------------------------------------------
OWNER - PRINT ENTITY OR INDIVIDUAL OWNER


---------------------------------------------------------------
SIGNATURE OF OWNER - AND IF ENTITY PRINT TITLE OF AUTHORIZED SIGNOR


1834 W. Oregon Avenue, Philadelphia, Pennsylvania 19145
---------------------------------------------------------------
ADDRESS


---------------------------------------------------------------
ENDORSEE - PRINT NAME



---------------------------------------------------------------
SIGNATURE OF ENDORSEE


---------------------------------------------------------------
ADDRESS OF ENDORSEE


---------------------------------------------------------------

                                                                               3